Exhibit 10.3

FIRST AMENDMENT TO ERIC S. MCGINNIS OFFER LETTER

This FIRST AMENDMENT TO ERIC S. MCGINNIS OFFER LETTER is effective as of August 25, 2021.

WHEREAS, Modine Manufacturing Company, a Wisconsin corporation (the “Company”), and Eric S. McGinnis previously entered into that certain Offer Letter dated as of July 16, 2021 (the “Offer Letter”); and

WHEREAS, the Company and Mr. McGinnis desire to amend the Offer Letter to set forth a revised date of grant of certain equity and incentive cash awards under the Offer Letter, as approved by the Company’s Human Capital and Compensation Committee.

NOW, THEREFORE, the Offer Letter is hereby amended as follows:

1.           Amendment to Grant Dates in Exhibit A of the Offer Letter.  Exhibit A to the Offer Letter shall be amended as follows:

(a)          The phrase “upon the commencement of employment” in the first sentence of Exhibit A to the Offer Letter shall be deleted and replaced with “following the commencement of employment.”

(b)          Each reference to “upon effective date of employment” or “upon effective day of employment” in Exhibit A to the Offer Letter shall be deleted and replaced with “on August 25, 2021.”

2.          Remainder of Offer Letter in Full Force and Effect.  The remaining terms of the Offer Letter, except as specifically amended herein, shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Eric S. McGinnis Offer Letter to be executed as of the date first above written.

MODINE MANUFACTURING COMPANY

By:	/s/ Brian J. Agen
Name:	Brian J. Agen
Title:	Vice President, Human Resources

By:	/s/ Eric S. McGinnis
Name:	Eric S. McGinnis

[Signature page to First Amendment to Eric S. McGinnis Offer Letter]